UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 17, 2003

(Date of earliest event reported)

Staten Island Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13503	13-3958850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1535 Richmond Avenue, Staten Island, New York		10314
(Address of principal executive offices)		(Zip Code)

(718) 447-8880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.                                   Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press Release declaring cash dividend.
99.2	Press Release reporting results of operations for the quarter ended June 30, 2003.

Item 9.                                   Regulation FD Disclosure.

On July 17, 2003, Staten Island Bancorp, Inc. (the “Company”) issued a press release announcing its declaration of a cash dividend.

On July 17, 2003, the Company also issued a press release reporting its results of operations for the quarter ended June 30, 2003.

The information regarding the Company’s results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to Release No. 34-47583 of the U.S. Securities and Exchange Commission.

For additional information, reference is made to the Company’s press releases, both of which are dated July 17, 2003, and attached as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATEN ISLAND BANCORP, INC.

Date: July 18, 2003	By:	/s/ Harry P. Doherty
Harry P. Doherty
Chairman and Chief Executive Officer